UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

 QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut (Address of principal executive offices)	06437 (Zip Code)

Registrant’s telephone number, including area code: (203) 458-7100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Stockholders

(a)
On May 10, 2022, Quantum-Si Incorporated (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2022. At the Annual Meeting, there were 118,756,164 shares of Class A common stock and 19,937,500 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented, approximately 91.39% of the outstanding total voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), which constitute a quorum for the transaction of business.  Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 14, 2022 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to 20 votes for each share held as of the Record Date.

(b)	The following actions were taken at the Annual Meeting:

1.	The following nominees were reelected to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jonathan M. Rothberg, Ph.D.	454,095,025	0	3,564,313	15,286,864
Marijn Dekkers, Ph.D.	454,393,105	0	3,266,233	15,286,864
Ruth Fattori	454,388,441	0	3,270,897	15,286,864
Brigid A. Makes	456,054,425	0	1,604,913	15,286,864
Michael Mina, M.D., Ph.D.	455,893,416	0	1,765,922	15,286,864
Kevin Rakin	453,930,852	0	3,728,486	15,286,864

2.	The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained
472,831,598	87,906	26,698

3.	The advisory vote of the frequency of holding a non-binding, advisory vote on compensation of the Company’s named executive officers was ratified as one year, based on the following votes:

Votes For One Year	Votes For Two Years	Votes for Three Years	Votes Abstained	Broker Non-Votes
457,355,658	92,504	118,654	92,522	15,286,864

Accordingly, after consideration of these voting results and other factors, the Company’s board of directors has determined that the Company will hold future non-binding, advisory votes of shareholders to approve the compensation of the named executive officers on an annual basis until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Company’s board of directors otherwise determines a different frequency for such non-binding votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

	By:	/s/ Claudia Drayton
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

Date: May 16, 2022